SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 13, 2000


                        RYDER VEHICLE LEASE TRUST 1999-A
             (Exact name of registrant as specified in its charter)


           Delaware                     333-81455                52-7000600
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


           3600 NW 82nd Avenue, Miami, Florida           33166
         (Address of principal executive offices)      (Zip Code)


                                 (305) 500-3726
              (Registrant's telephone number, including area code)

             This report consists of 9 consecutively numbered pages.

ITEM 5.  OTHER EVENTS

         The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended September 30, 2000 was delivered to the trustee of the Ryder Vehicle Lease Trust 1999-A on October 13, 2000.

ITEM 7.  EXHIBITS

         The following is filed as an exhibit to this report:

         Exhibit  99.1 Quarterly Report to Investors (Payment Date Certificate)
                       for the quarter ended September 30, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RYDER VEHICLE LEASE TRUST 1999-A
                                        (Registrant)

Date: October 13, 2000                  /s/ W. Daniel Susik
                                        ----------------------------------------
                                        W. Daniel Susik
                                        Vice President and Treasurer
                                        Ryder Truck Rental, Inc.

                                        (Duly Authorized Officer of the
                                        Administrator on behalf of the Trust)

                                INDEX TO EXHIBITS

EXHIBIT NUMBER            DESCRIPTION OF EXHIBIT                            PAGE
--------------            ----------------------                            ----
 Exhibit 99.1      Quarterly Report to Investors (Payment Date
                   Certificate) for the quarter ended September 30, 2000     5